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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2005


                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                 033-36198          22-3038309
    (State or other jurisdiction      (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)


                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                    (Address of Principal Executive Offices)


                                 (770) 517-4750
              (Registrant's telephone number, including area code)


                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On May 20, 2005, Tectonic Network, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2005. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      99.1  Press Release, dated May 20, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TECTONIC NETWORK, INC.


Date: May 20, 2005                         By: /s/ Arol R. Wolford
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                                           Arol R. Wolford
                                           President and Chief Executive Officer